UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2011

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-09305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code) (314) 342-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 27, 2011, Stifel Financial Corp. (the "Company") reconvened its 2011 annual stockholders meeting (the "2011 Annual Meeting"), which was adjourned on June 1, 2011 to permit additional time to solicit stockholder votes for the second proposal as described in detail in the Company's Proxy Statement as filed with the Securities and Exchange Commission on April 18, 2011. The Stifel Financial  Corp. 2001 Incentive Stock Plan (2011 Restatement) was initially filed with the Company's Proxy Statement and then later amended and re-filed with a Current Report on Form 8-K on June 22, 2011.

The holders of 39,336,277 shares of common stock, 74% of the outstanding shares entitled to vote as of the record date, which constituted a quorum were represented at the reconvened meeting in person or by proxy.

At the reconvened 2011 Annual Meeting, the stockholders approved the Stifel Financial Corp. 2001 Incentive Stock Plan (2011 Restatement), as amended (Proposal II). The final voting results are set forth below.

	For	Against	Abstentions	Broker Non-votes
Proposal to approve the Stifel Financial Corp. 2001 Incentive Stock Plan (2011 Restatement), as amended	20,506,140	17,426,637	38,927	1,364,573

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: June 27, 2011	By:	/s/ Ronald J. Kruszewski
Ronald J. Kruszewski
President and Chief Executive Officer